SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report November 30, 2005
                        (Date of earliest event reported)

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    1-12351               41-1849591
(State or of incorporation)   (Commission file number)    (IRS Employer
                                                           Identification No.)


              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)

                                 (952) 525-5020
                         (Registrant's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.  Other Events

On November 30, 2005, Registrant, Metris Companies Inc. ("Company"), announced that, at a special meeting held today in Minneapolis, its stockholders voted to approve the acquisition of the Company by HSBC Finance Corporation.

Item 9.01  Financial Statements and Exhibits

Metris Companies Inc. press release dated November 30, 2005 announcing stockholder approval of the acquisition of the Company by HSBC Finance Corporation.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            METRIS COMPANIES INC.


Dated:  November 30, 2005                   By:/s/William A. Houlihan
                                                  William A. Houlihan
                                                  Executive Vice President
                                                  and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Metris Companies Inc. press release dated November 30, 2005.